ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK--FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

   1 Total Actual Principal Collections                     2,852,594.76
   2 Total Permanent Buydown Companion Principal               63,130.06
   3 Total Actual Interest Collections                      3,251,640.16
   4 Less Service Fees Service Fees Previously Remitted       196,395.47
   5 Additional Proceeds
                                                         ----------------
   6      Total Collections:                                5,970,969.51

   7 Pre-Funding Account Transfer                                   0.00
   8 Interest Coverage Account Transfer                             0.00
   9 Deferred Interest Coverage Account Transfer                    0.00
                                                         ----------------
  10      Aggregate Amount Received:                        5,970,969.51

     Monthly Advances

  11 Interest Advance                                         101,459.55
  12 Compensating Interest                                      9,026.88
  13 Amounts Held for Future Distributions                          0.00
  14 Cross Collateral Deposit                                       0.00
  15 Reserve Withdrawal per Sec. 6.14c                              0.00
                                                         ----------------
  16      Available Remittance Amount:                      6,081,455.94

  17 Service Fees                                                   0.00
  18 Expense Account Deposit:                                   2,980.52
                                                         ----------------
  19      Adjusted Remittance Amount:                       6,078,475.42

     Remaining Amount Available:

  20           Adjusted Remittance Amount                   6,078,475.42
  21           Insured Payments                                     0.00
  22           Monthly Premium @ 20 bp
                  due Certificate Insurer                      59,610.33
  23           Cross Collateral Withdrawal                          0.00
  24           Class Remittance Amounts                     6,018,865.09
  25           Non-Recoverable Advances not
                  Previously Reimbursed                             0.00
                                                         ----------------
     Total Remaining Amount Available:                              0.00
                                                         ================

     Amount of Reimbursements Pursuant to Sec. 5.04
  26      Servicing Fee                                             0.00
  27      Monthly Advances and Servicer Advances                    0.00
  28      Other Mortgage Payments                                   0.00
  29      Interest Earned on P&I Deposits                           0.00
  30      Additional Servicing Compensation                         0.00

--------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK--FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

                                                              TOTAL           CLASS 1A                       CLASS R
                                                              -----           --------                       -------
  31 Loans Outstanding - BOM                                        6510
  32 Original Loan Balance                                373,229,938.83  373,229,938.83
  33 Original Permanent Buydown Companion Loan Balance      2,225,593.93    2,225,593.93
  34 Pre-Funding Account Balance                                    0.00            0.00
  35 Additional Principal Reduction, LTD                   14,877,809.13   14,877,809.13
  36 Realized Losses, LTD                                           0.00            0.00
  37 Permanent Buydown Companion Loan Losses, LTD                   0.00            0.00
  38 Carryforward Amount                                            0.00            0.00
  39 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                             0.00            0.00
                                                         ---------------------------------------------------------------
   40 Total Class Principal Balance                       360,577,723.63  360,577,723.63
  41      Pool Factor per Loan Balance                       99.5279837%     99.5279837%
  42      Pool Factor per Class Balance                      96.1540596%     96.1540596%
  43 Excess Spread                                                  0.00                                           0.00
  44 Cross Collateral Withdrawal                                    0.00                                           0.00
  45 Cross Collateral Deposit                                       0.00            0.00
  46 Additional Principal due Class A                       1,238,152.15    1,238,152.15
  47 Interest Remittance @ Pass-Through Rates               1,864,988.12    1,864,988.12

     PRINCIPAL ADDITIONS:
  48           Number of loans                                         0               0
  49           Transfers from Pre-Funding Account                   0.00            0.00

     PRINCIPAL REDUCTIONS:

  50           Prepayments - Number                                   45              45
  51           Prepayments - Dollar                         2,287,695.06    2,287,695.06
  52           Delinquent Loans Repurchased - Number                   0            0.00
  53           Delinquent Loans Repurchased - Dollar                0.00            0.00
  54           Net Liquidation Proceeds                             0.00            0.00
  55           Curtailments                                   173,600.89      173,600.89
  56           Normal and Excess Payments                     391,298.81      391,298.81
     Permanent Buydown Companion Principal                     63,130.06       63,130.06
  57           Pre-Funding Account Transfer                         0.00            0.00
                                                         ---------------------------------------------------------------
  58 Total Principal Remittance                             2,915,724.82    2,915,724.82
  59 Additional Principal Reduction                         1,238,152.15    1,238,152.15
                                                         ---------------------------------------------------------------
  60 Total Remittance                                       6,018,865.09    6,018,865.09                           0.00
                                                         ===============================================================
  61 Current Month Realized Loss - Number                              0                                              0
  62 Current Month Realized Loss - Dollar                           0.00                                           0.00
  63 Current Month Permanent Buydown Companion Loan
            Realized Loss - Dollar                                  0.00                                           0.00

     CLASS PRINCIPAL BALANCE - EOM

  64 Loans Outstanding - EOM                                        6465
  65 Closing Loan Balance                                 370,377,344.07  370,377,344.07
  66 Closing Permanent Buydown Companion Loan Balance       2,162,463.87    2,162,463.87
  67 Pre-Funding Account Balance                                    0.00            0.00
  68 Additional Principal Reduction, LTD                   16,115,961.28   16,115,961.28
  69 Realized losses, LTD                                           0.00            0.00
  70 Permanent Buydown Companion Loan Losses, LTD                   0.00
  71 Aggregate Unpaid Principal Balance of Delinquent
  72    Loans Repurchased per Sec. 5.11                             0.00            0.00
                                                         ---------------------------------------------------------------
  73 Total Class Principal Balance                        356,423,846.66  356,423,846.66
  74      Pool Factor per Loan Balance                       98.7672918%     98.7672918%
  75      Pool Factor per Class Balance                      95.0463591%     95.0463591%
------------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK--FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERYTIFICATE

                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

                                                              TOTAL         CLASS A-1
                                                              -----         ---------
  76 Weighted Note Rate - THIS Remittance                   10.82980%
  77 Weighted Note Rate - NEXT Remittance                   10.83125%

  78 Related Remittance Period for Libor Rate               25-Oct-99         thru         25-Nov-99
  79 Days in Related Period                                    32

  80 Pass-Through Rates                                                     5.81875%

  81 Weighted Average Remaining Term                         250.38

  82 Original Pool - Principal Balance                    248,139,272.81  248,139,272.81
  83 Original Pool - Permanent Buydown Companion Balance    2,377,695.39    2,377,695.39
  84 Original Pool - Pre-Funding Account                  133,928,990.05  133,928,990.05
  85 Original Pool - Additional Principal Reduction         9,445,958.25    9,445,958.25
                                                         ---------------------------------------------------------------
  86 Original Pool Total                                  375,000,000.00  375,000,000.00
  87 Original Pool - Number of Loans                          4310

------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg.of Month    Current Month      End of Month
                                                         --------------------------------------------------
  88 Additional Principal Reduction, LTD                   14,877,809.13    1,238,152.15     16,115,961.28
  89 Cross Collateral Deposits                                      0.00            0.00              0.00
  90 Realized Losses, LTD                                           0.00            0.00              0.00
  91 Permanent Buydown Companion Loan Losses, LTD                   0.00            0.00              0.00
                                                         --------------------------------------------------
  92 Overcollateralization of Principal                    14,877,809.13    1,238,152.15     16,115,961.28
                                                         ==================================================

  93 Base Overcollateralization Required   *                                                 26,362,710.14
  94 Required Overcollateralization Amount                                                   26,362,710.14

     CURRENT MONTH SUBORDINATED AMOUNT                    Beg.of Month    Current Month      End of Month
                                                         --------------------------------------------------

  95 Original Subordinated Amount   *                      46,612,328.07       N/A           46,612,328.07
  96 Less: Cumulative Realized Losses (excluding
         Permanent Buydown Companion Loans)                         0.00            0.00              0.00
  97 Plus: Cumulative Additional Proceeds                           0.00            0.00              0.00
                                                         --------------------------------------------------
  98 Current Subordinated Amount                           46,612,328.07                     46,612,328.07
                                                         ==================================================
     *   Per Insurnace Agreement Supplement Dated 9/27/99
     NONRECOVERABLE ADVANCE RECONCILIATION

  99 Beginning of Month                                                             0.00
 100 Current Month Unpaid Nonrecoverable Advance                                    0.00
 101 Less: Current Month Reimbursement                                              0.00
                                                                         ----------------
 102 End of Month                                                                   0.00
--------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK--FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                                 1999-2 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

------------------------------------------------------------------------------------------
                                                                              CLASS
                                                              TOTAL            A1
                                                         ---------------------------------
 103 Total Class Principal - Original Pool               $375,000,000.00   $375,000,000.00
 104 Interest Remittance Amount                             1,864,988.12      1,864,988.12
 105 Interest Rate Factor / 1000                                4.973302          4.973302

 106 Total Principal Collections                            2,915,724.82      2,915,724.82
 107 Prefunding Account Transfer                                    0.00              0.00
 108 Additional Principal Reduction                         1,238,152.15      1,238,152.15
                                                         ---------------------------------
 109 Principal Remittance Amount                            4,153,876.97      4,153,876.97
 110 Principal Payment Factor/1000                             11.077005         11.077005
 111 Principal Factor                                         950.463592        950.463592

 112 Prior Month Principal Factor                             961.540597        961.540597


--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

   1 Total Actual Principal Collections                 4,482,046.04
   2 Total Actual Interest Collections                  2,661,746.46
   3 Less Service Fees Service Fees Previously Remitted   161,996.00
   4 Additional Proceeds
                                                    -----------------
   5      Total Collections:                            6,981,796.50

     Monthly Advances

   6 Interest Advance                                     187,705.66
   7 Compensating Interest                                 14,866.96
   8 Amounts Held for Future Distributions                      0.00
   9 Cross Collateral Deposit                                   0.00
  10 Reserve Withdrawal per Sec. 6.14c                          0.00
                                                    -----------------
  11      Available Remittance Amount:                  7,184,369.12

  12 Expense Account Deposit:                               2,537.21
                                                    -----------------
  13      Adjusted Remittance Amount:                   7,181,831.91

     Remaining Amount Available:

  14           Adjusted Remittance Amount               7,181,831.91
  15           Insured Payments                                 0.00
  16           Monthly Premium @ 20 bp
                  due Certificate Insurer                  50,744.15
  17           Cross Collateral Withdrawal                      0.00
  18           Class Remittance Amounts                 7,131,087.76
  19           Non-Recoverable Advances not
                  Previously Reimbursed                         0.00
                                                    -----------------
  20 Total Remaining Amount Available:                          0.00
                                                    =================
     Amount of Reimbursements Pursuant to Sec. 5.04
  21      Servicing Fee                                         0.00
  22      Monthly Advances and Servicer Advances                0.00
  23      Other Mortgage Payments                               0.00
  24      Interest Earned on P&I Deposits                       0.00
  25      Additional Servicing Compensation                     0.00
 -------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                         TOTAL           CLASS 1A                           CLASS R
                                                         -----           --------                           -------
  26 Loans Outstanding - BOM                                    3589
  27 Original Loan Balance                            320,747,080.14   320,747,080.14
  28 Initial Overcollateralization                     11,800,132.66    11,800,132.66
  29 Realized Losses, LTD                                       0.00             0.00
  30 Carryforward Amount                                        0.00             0.00
  31 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                         0.00             0.00
                                                    --------------------------------------------------------------------
  32 Total Class Principal Balance                    308,946,947.48   308,946,947.48
  33      Pool Factor per Loan Balance                   98.6914093%      98.6914093%
  34      Pool Factor per Class Balance                  95.0605992%      95.0605992%
  35 Excess Spread                                              0.00                                                0.00
  36 Cross Collateral Withdrawal                                0.00                                                0.00
  37 Cross Collateral Deposit                                   0.00             0.00
  38 Additional Principal due Class A                   1,095,038.57     1,095,038.57
  39 Interest Remittance @ Pass-Through Rates           1,554,003.15     1,554,003.15

     PRINCIPAL REDUCTIONS:

  40           Prepayments - Number                               38               38
  41           Prepayments - Dollar                     4,238,403.83     4,238,403.83
  42           Delinquent Loans Repurchased - Number               0             0.00
  43           Delinquent Loans Repurchased - Dollar            0.00             0.00
  44           Net Liquidation Proceeds                         0.00             0.00
  45           Curtailments                               114,322.76       114,322.76
  46           Normal and Excess Payments                 129,319.45       129,319.45
                                                    ---------------------------------------------------------------------
  47 Total Principal Remittance                         4,482,046.04     4,482,046.04
  48 Additional Principal Reduction                     1,095,038.57     1,095,038.57
                                                    ---------------------------------------------------------------------
  49 Total Remittance                                   7,131,087.76     7,131,087.76                               0.00
                                                    =====================================================================
  50 Current Month Realized Loss - Number                          0                                                   0
  51 Current Month Realized Loss - Dollar                       0.00                                                0.00

     CLASS PRINCIPAL BALANCE - EOM

  52 Loans Outstanding - EOM                                    3551
  53 Closing Loan Balance                             316,265,034.10   316,265,034.10
  54 Additional Principal Reduction, LTD               12,895,171.23    12,895,171.23
  55 Realized losses, LTD                                       0.00             0.00
  56 Permanent Buydown Companion Loan Losses, LTD               0.00             0.00
  57 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                         0.00             0.00
                                                    ---------------------------------------------------------------------
  58 Total Class Principal Balance                    303,369,862.87   303,369,862.87
  59      Pool Factor per Loan Balance                   97.3123182%      97.3123182%
  60      Pool Factor per Class Balance                  93.3445732%      93.3445732%
-------------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

-------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL          CLASS A-1
                                                         -----          ---------
  61 Weighted Note Rate - THIS Remittance              10.75753 %
  62 Weighted Note Rate - NEXT Remittance              10.76850%

  63 Related Remittance Period for Libor Rate          25-Oct-99           thru           25-Nov-99
  64 Days in Related Period                                32

  65 Pass-Through Rates                                                  5.65875%

  66 Weighted Average Remaining Term                     353.22

  67 Original Pool - Principal Balance                213,783,852.37   213,783,852.37
  68 Original Pool - Pre-Funding Account              118,187,547.02   118,187,547.02
  69 Original Pool - Additional Principal Reduction     6,971,399.39     6,971,399.39
                                                    ---------------------------------------------------------------------
  70 Original Pool Total                              325,000,000.00   325,000,000.00
  71 Original Pool - Number of Loans                      2363

-------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                      Beg.of Month    Current Month     End of Month
                                                    ----------------------------------------------------
  72 Additional Principal Reduction, LTD               11,800,132.67     1,095,038.57     12,895,171.24
  73 Cross Collateral Deposits                                  0.00             0.00              0.00
  74 Realized Losses, LTD                                       0.00             0.00              0.00
  75 Overcollateralization of Principal                11,800,132.67     1,095,038.57     12,895,171.24
                                                    ====================================================

  76 Base Overcollateralization Required   *                                              21,246,169.56
  77 Required Overcollateralization Amount                                                21,246,169.56

     *   PER INSURANCE AGREEMENT SUPPLEMENT DATED SEPTEMBER 27, 1999.

     CURRENT MONTH SUBORDINATED AMOUNT                Beg.of Month    Current Month     End of Month
                                                    ----------------------------------------------------
  78 Original Subordinated Amount                      41,496,424.92       N/A            41,496,424.92
  79 Less: Cumulative Realized Losses (excluding
         Permanent Buydown Companion Loans)                     0.00             0.00              0.00
  80 Plus: Cumulative Additional Proceeds                       0.00             0.00              0.00
                                                    ----------------------------------------------------
  81 Current Subordinated Amount                       41,496,424.92                      41,496,424.92
                                                    ====================================================
     NONRECOVERABLE ADVANCE RECONCILIATION

  82 Beginning of Month                                                          0.00
  83 Current Month Unpaid Nonrecoverable Advance                                 0.00
  84 Less: Current Month Reimbursement                                           0.00
                                                                     -----------------
  85 End of Month                                                                0.00
-------------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-2
              GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

--------------------------------------------------------------------------------------
                                                                          CLASS
                                                         TOTAL              A1
                                                    ----------------------------------
  86 Total Class Principal - Original Pool           $325,000,000.00  $325,000,000.00
  87 Interest Remittance Amount                         1,554,003.15     1,554,003.15
  88 Interest Rate Factor / 1000                            4.781548         4.781548

  89 Total Principal Collections                        4,482,046.04     4,482,046.04
  90 Prefunding Account Transfer                                0.00             0.00
  91 Additional Principal Reduction                     1,095,038.57     1,095,038.57
                                                    ----------------------------------
  92 Principal Remittance Amount                        5,577,084.61     5,577,084.61
  93 Principal Payment Factor/1000                         17.160260        17.160260
  94 Principal Factor                                     933.445732       933.445732

  95 Prior Month Principal Factor                         950.605992       950.605992
--------------------------------------------------------------------------------------

                                  Page 4 of 4
